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                                                                   EXHIBIT 10.20


                  HESKA CORPORATION 1997 STOCK INCENTIVE PLAN

                             STOCK OPTION AGREEMENT

TAX TREATMENT           This option is intended to be an incentive  stock
                        option under section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant.

VESTING This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. In addition, this option becomes exercisable in full if one of the following events occurs:

                        o Your service as an employee, consultant or director of the Company or a subsidiary of the Company terminates because of death, total and permanent disability, or retirement at or after age 65, or

                        o The Company is a party to a merger or other reorganization while you are an employee, consultant or director of the Company or a subsidiary of the Company, this option is not continued by the Company and is not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute its own option for this option, or

                        o    The Company is subject to a "Change in
                             Control" (as defined in the Plan) while
                             you are an employee, consultant or
                             director of the Company or a
                             subsidiary of the Company and, within
                             12 months after the Change in
                             Control, the surviving entity
                             terminates your service without your
                             consent.  If the surviving entity
                             demotes you to a lower position,
                             materially reduces your authority  or
                             responsibilities, materially reduces
                             your total compensation or announces
                             its intention to relocate your
                             principal place of work by more than
                             20 miles, then that action will be
                             treated as a termination of your
                             service.

                        In the event of a merger or other
                        reorganization or a Change in Control, the following rules apply:

                             o    If this option is designated as an
                                  incentive stock option in the Notice of
                                  Stock Option Grant, the acceleration
                                  of exercisability will not occur
                                  without your written consent.

                             o    If the Company and the other party to
                                  the transaction agreed that the
                                  transaction is to be treated as a
                                  "pooling of interests" for financial
                                  reporting purposes, and if the
                                  transaction in fact was so treated,
                                  then the acceleration of
                                  exercisability will not occur to the
                                  extent that the surviving entity's
                                  independent



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                                   public accountants  determine in good faith
                                   that the acceleration would include the use of "pooling of interests" accounting.

                              No additional shares become exercisable after your service as an employee, consultant or director of the Company or a subsidiary of the Company has terminated for any reason.

     TERM This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant.
                              (It will expire earlier if your service
                              terminates, as described below.)

     REGULAR TERMINATION      If your service as an employee, consultant
                              or director of the Company or a subsidiary of the Company terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The
                              Company determines when your service terminates for this purpose.

     DEATH If you die as an employee, consultant or director of the Company or a subsidiary of the Company, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

     DISABILITY               If your service as an  employee, consultant or
                              director of the Company or a subsidiary of the Company terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date 12 months after your termination date. For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

     LEAVES OF ABSENCE        For purposes of this option, your service does
                              not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work.

     RESTRICTIONS ON          The Company will not permit you to exercise this
     EXERCISE                 option if the issuance of shares at that time
                              would violate any law or regulation.

     NOTICE OF EXERCISE       When you wish to exercise this option,  you must
                              notify the Company by



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                              filing the proper "Notice of Exercise" form
                              at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                              If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

     FORM OF PAYMENT          When you submit your notice of exercise, you must
                              include payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                              o Your personal check, a cashier's check or a
                                money order.

                              o Certificates for shares of Company stock
                                that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

                              o Irrevocable directions to a securities broker
                                approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special"Notice of Exercise" form provided by the Company.

     WITHHOLDING TAXES
     AND                        You  will not  be allowed to exercise this
     STOCK WITHHOLDING          option unless you make arrangements
                                acceptable to the Company to pay any
                                withholding taxes that may be due as a
                                result of the option exercise. These
                                arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.



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     RESTRICTIONS ON          By signing this Agreement, you agree not to sell
     RESALE any option shares at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

     TRANSFER OF              Prior to your death, only you may exercise this
     OPTION                   option.  You cannot transfer or assign this
                              option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation.

                              Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse's interest in your option in any other way.

     RETENTION RIGHTS         Your option or this Agreement do not give you
                              the right to be retained by the Company or a subsidiary of the Company in any capacity.
                              The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.

     STOCKHOLDER RIGHTS       You, or your estate or heirs, have no rights
                              as a stockholder of the Company until you have exercised this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

     ADJUSTMENTS              In the event of a stock split, a  stock dividend
                              or a similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

     APPLICABLE LAW           This Agreement will be interpreted and enforced
                              under the laws of the State of Colorado.

     THE PLAN AND             The text of the Plan is incorporated in this
     OTHER AGREEMENTS         Agreement by reference.

                              This Agreement  and the Plan constitute the
                              entire understanding between you and the
                              Company regarding this option. Any prior
                              agreements,  commitments or negotiations
                              concerning this option are superseded.   This
                              Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND
                         CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.




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                  HESKA CORPORATION 1997 STOCK INCENTIVE PLAN
                             STOCK OPTION AGREEMENT
                              (OUTSIDE DIRECTORS)

TAX TREATMENT            This option is intended to be an incentive stock
                         option under section 422 of the Internal Revenue Code or a nonstatutory option, as provided in the Notice of Stock Option Grant.

VESTING This option becomes exercisable in installments, as shown in the Notice of Stock Option Grant. In addition, this option becomes exercisable in full if one of the following events occurs:

                         o Your service as an employee, consultant or director of the Company or a subsidiary of the Company terminates because of death, total and permanent disability, or retirement at or after age 65, or

                         o The Company is a party to a merger or other reorganization while you are an employee, consultant or director of the Company or a subsidiary of the Company, this option is not continued by the Company and is not assumed by the surviving corporation or its parent, and the surviving corporation or its parent does not substitute its own option for this option, or

                         o    The Company is subject to a "Change in Control"

                              (as defined in the Plan) while you are an employee, consultant or director of the Company or a subsidiary of the Company and, within 12 months after the Change in Control, the surviving entity terminates your service without your consent. If the surviving entity demotes you to a lower position, materially reduces your authority or responsibilities, materially reduces your total compensation or announces its intention to relocate your principal place of work by more than 20 miles, then that action will be treated as a termination of your service.

                         In the event of a merger or other reorganization or a Change in Control, the following rules apply:

                              o    If  this option is designated as an
                                   incentive stock option in the Notice of
                                   Stock Option Grant, the acceleration of exercisability will not occur without your written consent.

                              o If the Company and the other party to the transaction agreed that the transaction is to be treated as a "pooling of interests" for financial reporting purposes, and if the transaction in fact was so treated, then the acceleration of exercisability will not


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                                   occur to the extent that that the surviving
                                   entity's independent public accountants determine in good faith that the acceleration would preclude the use of "pooling of interests" accounting.

                         No additional shares become exercisable after your service as an employee, consultant or director of the Company or a subsidiary of the Company has terminated for any reason.

TERM This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Stock Option Grant. (It will expire earlier if your service terminates, as described below.)

REGULAR TERMINATION      If your service as an employee, consultant or
                         director of the Company or a subsidiary of the Company terminates for any reason except death or total and permanent disability, then this option will expire at the close of business at Company headquarters on the date three months after your termination date. The Company determines when your service terminates for this purpose.

DEATH If you die as an employee, consultant or director of the Company or a subsidiary of the Company, then this option will expire at the close of business at Company headquarters on the date 12 months after the date of death.

DISABILITY               If your service as an employee, consultant or
                         director of the Company or a subsidiary of the Company terminates because of your total and permanent disability, then this option will expire at the close of business at Company headquarters on the date 12 months after your termination date. For all purposes under this Agreement, "total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

LEAVES OF ABSENCE        For purposes of this option, your service does not
                         terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing and if continued crediting of service is required by the terms of the leave or by applicable law. But your service terminates when the approved leave ends, unless you immediately return to active work.



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RESTRICTIONS ON          The Company will not permit you to exercise this
EXERCISE option if the issuance of shares violate any law or regulation.

NOTICE OF EXERCISE       When you wish to exercise this option, you must
                         notify the Company by filing the proper "Notice of Exercise" form at the address given on the form.
                         Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company. If someone else wants to exercise this option after your death,that person must prove to the Company's satisfaction that he or she is entitled to do so.

EXERCISE OF UNVESTED     Exercise of unvested shares is allowed under the
SHRES                    Plan. If you would like to exercise your
                         option before it is vested, you must complete  a Stock
                         Repurchase Agreement. This agreement provides for the repurchase of that portion of the shares which remain unvested at the time of your termination, death or disability.


FORM OF PAYMENT          When you submit your notice of exercise, you must
                         include payment of the option exercise price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                         o Your personal check, a cashier's check or a money order.

                         o Certificates for shares of Company stock that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering shares of Company stock, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you. However, you may not surrender, or attest to the ownership of, shares of Company stock in payment of the exercise price if your action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

                         o Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.)
                              The directions must be given by signing a special "Notice of Exercise" form provided by the Company.


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WITHHOLDING              You will not be allowed to exercise this option unless
TAXES AND STOCK          you make arrangements acceptable to the Company to pay
WITHHOLDING              any withholding taxes that may be due as a result of
                         the option exercise. These arrangements may include withholding shares of Company stock that otherwise would be issued to you when you exercise this option.
                         The value of these shares, determined as of the effective date of the option exercise, will be applied to the withholding taxes.

RESTRICTIONS ON          By signing this Agreement, you agree not to sell any
RESALE                   option shares at a time when applicable  laws, Company
                         policies or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as you are an employee, consultant or director of the Company or a subsidiary of the Company.

TRANSFER OF              Prior to your death, only you may exercise this
OPTION                   option.  You cannot transfer or assign this  option.
                         For instance, you may not sell this option or use
                         it as security for a loan. If you attempt to do any
                         of these things, this option will immediately become
                         invalid. You may, however, dispose  of this  option
                         in  your will or a beneficiary designation.
                         Regardless of any  marital property settlement
                         agreement, the Company is not obligated to  honor a
                         notice of exercise from your former spouse, nor is
                         the Company obligated to recognize your former
                         spouse's interest in your option  in any other way.
RETENTION RIGHTS         Your option or this Agreement do  not give  you the
                         right to be retained by the Company or a subsidiary of the Company in any capacity. The Company and its subsidiaries reserve the right to terminate your service at any time, with or without cause.

STOCKHOLDER              You, or your estate or heirs, have no rights as a
RIGHTS                   stockholder  of the Company until you have exercised
                         this option by giving the required notice to the Company and paying the exercise price. No adjustments are made for dividends or other rights if the applicable record date occurs before you exercise this option, except as described in the Plan.

ADJUSTMENTS              In the event of a stock split, a stock dividend  or
                         a similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.





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APPLICABLE LAW           This Agreement will be interpreted and enforced
                         under the laws of the State of Colorado.

THE PLAN AND             The text of the Plan is incorporated in this Agreement
OTHER AGREEMENTS         by reference.

                         This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement, signed by both parties.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND
                 CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.





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